UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Investments – Schwab Global Real Estate Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1: Report(s) to Shareholders.

Annual Report  |  February 28, 2021
Schwab Global Real Estate Fund

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended February 28, 2021
Schwab Global Real Estate Fund (Ticker Symbol: SWASX)	-2.41%
FTSE EPRA Nareit Global Index (Net)*	0.67%
Fund Category: Morningstar Global Real Estate[1]	3.74%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
On March 1, 2020, with barely more than 200 cases of COVID-19 identified in the U.S., the outbreak had yet to be declared a pandemic by the World Health Organization. At that time, few could have foreseen the dramatic ways COVID-19 would affect our daily lives over the next 12 months as businesses shut down, travel was limited, and market volatility soared. Although most broad equity markets ended the reporting period in strongly positive territory, the first three weeks of March 2020 saw the sharpest drop in stock prices since the Great Recession of 2008. In this time period, the S&P 500® Index, a bellwether for the overall U.S. stock market, fell by nearly 30%. However, extensive emergency fiscal and monetary stimulus prompted a quick recovery. By early June, the S&P 500® Index had regained all the ground it lost in March and went on to set a series of successive new record highs. International equities gained ground as well. On the other hand, the real estate sector lagged, hampered by COVID-19 pandemic-related declines. For the 12-month reporting period ended February 28, 2021, the S&P 500® Index returned 31.3% and the MSCI EAFE® Index (Net)* returned 22.5%. During the same period, the FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned 0.7%.
At Charles Schwab Investment Management, we believe that recent market volatility is a reminder of the importance of having a long-term investing plan and a diversified portfolio. We also believe that maintaining exposure to a mix of asset classes that perform differently over time is one of the best ways to help weather market cycles. Since real estate securities tend to be influenced by a different combination of factors than other stocks and bonds, the Schwab Global Real Estate Fund may add another layer of diversification when combined with more traditional asset classes in a portfolio. The Schwab Global Real Estate Fund also offers active management by an experienced investment team that examines country specific trends, as well as the fundamentals and risks of individual securities, in making buy and sell decisions. Investors in the fund may benefit not only from convenient access to the global real estate market but also from the disciplined investment process.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Global Real Estate Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ At Charles Schwab Investment Management, we believe that recent market volatility is a reminder of the importance of having a long-term investing plan and a diversified portfolio. ”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
The Investment Environment

For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. Despite a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. Major market indices achieved repeated record highs over the second half of the reporting period. After falling steeply early in the reporting period, global real estate securities recovered to some degree throughout the period, although not to the extent of other equities. The U.S. dollar strengthened against a basket of foreign currencies in March when the COVID-19 pandemic began before generally weakening throughout the remainder of the reporting period, generally enhancing the return of overseas investments in U.S. dollar terms. For the reporting period, the FTSE EPRA Nareit Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 0.67%, while U.S. REITs, represented by the Dow Jones U.S. Select REIT IndexTM, returned 1.50%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 31.29% for the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned 22.46% and 36.05%, respectively.
Despite low interest rates, U.S. REITs fell under severe pressure during the first half of the reporting period as funding for development waned and demand in multiple sectors fell. U.S. REITs began to recover as the reporting period progressed—some sub-industries much more than others. Among REIT sub-industries in the Dow Jones U.S. Select REIT IndexTM, returns for the reporting period spanned a wide range. Industrial REITs benefitted from a surge in e-commerce that boosted demand for facilities. Specialized REITs benefited from positive performance of data centers and infrastructure REITs as a result of increased demand for online and mobile communications. Office REITs fell on waning demand due to the shift to remote work and the expectation that the trend may continue even beyond the end of the COVID-19 pandemic. Retail REITs were also hard-hit amid diminished consumer spending and prolonged stay-at-home orders.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
The Investment Environment (continued)

Real estate markets outside the U.S. were also mixed. Among real estate securities in countries included in the FTSE EPRA Nareit Global Index, the strongest performers were real estate securities in Russia, Norway, and Kuwait. Real estate securities in Turkey and Germany also posted positive returns. Returns on real estate securities in Brazil, the Netherlands, and Italy were weak for the reporting period, as were those in Spain and Israel.
In March 2020, amid the fallout of the growing COVID-19 pandemic, the U.S. economy entered recessionary territory at record speed. Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Federal Reserve (Fed) and U.S. Congress, the U.S. economy has held up relatively well, especially given the intensity of the COVID-19 pandemic’s economic impact. After falling by an annualized rate of 31.4% in the second quarter of 2020, U.S. gross domestic product (GDP) jumped by an annualized rate of 33.4% for the third quarter of 2020, reflecting pent-up consumer demand and government support. GDP grew at an annualized rate of 4.3% in the fourth quarter of 2020. For the full year of 2020, GDP decreased by 3.5%. Unemployment skyrocketed in April, rising to the highest level since the Great Depression, but declined over the remainder of the reporting period, dropping below double digits beginning in August. Inflation remained well below the Fed’s traditional target of 2%, although inflation concerns rose toward the end of the reporting period when the yield on the 10-year U.S. Treasury spiked to its highest level in more than a year.
Outside the U.S., conditions were similar as global economies wrestled with dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. Oil prices deteriorated early in the reporting period amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. Oil prices recovered by the end of the reporting period, ending the reporting period at a level unseen since prior to the onset of the COVID-19 pandemic. For the first and second quarters of 2020, GDP contracted in most major economies, including the eurozone, the United Kingdom, and Japan. The eurozone and Japan subsequently recovered much of their losses, but the United Kingdom, which has been particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years. Over 2020, China was the only major economy to avoid contraction in the face of COVID-19-related shocks and maintained positive GDP growth in the last three quarters of 2020, approaching pre-pandemic growth rates on rising industrial output, strong manufacturing, and a robust real estate market. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020.
Central banks around the world, including the Fed, enacted or maintained low—and for some international central banks, negative—interest rates in response to the COVID-19 pandemic. In the U.S., the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%, which it upheld throughout the reporting period. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, which remained in effect throughout the period, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to allow inflation to rise above its previous 2% target for periods of time, even in times of rising employment. Outside the U.S., the European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and maintained its asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016. The Bank of England maintained its key official bank rate at 0.10% and also reiterated its commitment to its bond-buying program. Central banks in key emerging market economies—including China, India, Russia, and Thailand—also maintained low rates to counter the effects of the COVID-19 pandemic. Mexico reduced its benchmark interest rate by 0.25% in February.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the fund and leads the Active Equities portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management (now known as Allianz Global Investors) and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at Barclays Global Investors (now known as BlackRock), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund as of February 28, 2021

The Schwab Global Real Estate Fund (the fund) seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. and non-U.S. real estate companies and companies related to the real estate industry. The fund invests globally, and as of the end of the report period, held securities in 20 countries. For more information on the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended February 28, 2021, U.S. and international equity markets generated strong returns amid historic volatility driven by the COVID-19 pandemic, which began impacting global economies in the week prior to the start of the reporting period, prompting dramatic social distancing restrictions and shuttering businesses. As equity markets fell steeply in late February and March 2020, governments and central banks around the world began passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. However, despite low interest rates, U.S. real estate investment trusts (REITs) fell under severe pressure as funding for development waned and demand in multiple sectors fell. In spite of a resurgence of COVID-19 cases in the fall and into winter, markets were buoyed by the initial distribution of COVID-19 vaccines in December 2020 and the expanded rollout in 2021. Major market indices achieved repeated record highs over the second half of the reporting period. Global real estate securities recovered to some degree—some sub-industries much more than others—throughout the reporting period, although not to the extent of other equities. The U.S. dollar strengthened against a basket of foreign currencies in March when the COVID-19 pandemic began before generally weakening throughout the remainder of the reporting period, generally enhancing the return of overseas investments in U.S. dollar terms.
Performance. The fund returned -2.41% for the 12-month reporting period ended February 28, 2021, underperforming the 0.67% return of the FTSE EPRA Nareit Global Index (Net), which the fund uses for performance comparisons.
Positioning and Strategies. The fund’s underweight investment in Digital Realty Trust, Inc. was the top detractor from the fund’s performance relative to the index. Digital Realty Trust owns, acquires, repositions, and manages technology-related real estate and outperformed, particularly at the beginning of the reporting period, as its properties saw a surge in demand related to remote working and increased digitization as a result of the COVID-19 pandemic. The fund’s holdings of Digital Realty Trust returned approximately -1% for the reporting period.
The fund’s overweight investment in Retail Properties of America, Inc., a REIT that owns and manages a diversified mix of high-quality retail shopping centers, was another detractor from the fund’s performance relative to the index, as retail REITs were hard hit by the COVID-19 pandemic. The fund’s Class A holdings of Retail Properties of America returned approximately -46% for the reporting period.
Equinix, Inc., an American multinational company that specializes in internet connection and data centers, was the top contributor to the fund’s performance relative to the index. Equinix outperformed, particularly at the beginning of the reporting period, as their properties saw a surge in demand related to remote working and increased digitization as a result of the COVID-19 pandemic. The fund’s holdings of Equinix returned approximately 15% for the reporting period. Equinix was a non-index stock.
The fund’s overweight investment in Longfor Group Holdings Ltd., a real estate development company in Hong Kong, was another contributor to the fund’s performance relative to the index. Longfor demonstrated strong profit growth and healthy fundamentals despite the tough macro environment. The fund’s holdings of Longfor returned approximately 33% in U.S. dollar terms for the reporting period.
From a country perspective, the U.S. and Germany were the largest detractors from the fund’s relative performance. Stock selection in the U.S. and Germany played a large role in each country’s relative underperformance. Australia and Finland were the largest contributors to the fund’s relative performance. Stock selection in Australia, as well as an overweight to Australian stocks, contributed to Australia’s relative outperformance. An overweight to Finnish stocks contributed to the fund’s relative performance.
Management views and portfolio holdings may have changed since the report date.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of February 28, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 28, 2011 – February 28, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Global Real Estate Fund (5/31/07)	-2.41%	5.93%	5.23%
FTSE EPRA Nareit Global Index (Net)[2]	0.67%	5.64%	5.15%
Fund Category: Morningstar Global Real Estate[3]	3.74%	6.68%	5.54%
Fund Expense Ratios[4]: Net 1.05%; Gross 1.12%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the fund’s prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the reporting period, refer to the Financial Highlights section of the financial statements.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of February 28, 2021 (continued)

Statistics
Number of Holdings	159
Weighted Average Market Cap (millions)	$12,881
Price/Earnings Ratio (P/E)	16.4
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	72%
Industry Weightings % of Investments

Top Holdings % of Net Assets1
Country Weightings % of Investments2

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2020 and held through February 28, 2021.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/20	Ending Account Value (Net of Expenses) at 2/28/21	Expenses Paid During Period 9/1/20-2/28/21[2]
Schwab Global Real Estate Fund
Actual Return	1.05%	$1,000.00	$1,111.70	$5.50
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.59	$5.26

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by 365 days of the fiscal year.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Statements
Financial Highlights
	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17
Per-Share Data
Net asset value at beginning of period	$7.53	$7.70	$7.28	$7.37	$6.74
Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	0.19	0.20	0.19	0.16
Net realized and unrealized gains (losses)	(0.34)	0.24	0.51	0.04	0.80
Total from investment operations	(0.19)	0.43	0.71	0.23	0.96
Less distributions:
Distributions from net investment income	(0.08)	(0.55)	(0.29)	(0.32)	(0.33)
Distributions from net realized gains	(0.13)	(0.05)	—	—	—
Total distributions	(0.21)	(0.60)	(0.29)	(0.32)	(0.33)
Net asset value at end of period	$7.13	$7.53	$7.70	$7.28	$7.37
Total return	(2.41%)	5.34%	10.01%	3.04%	14.46%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross operating expenses	1.11%	1.12%	1.12%	1.12%	1.14%
Net investment income (loss)	2.24%	2.36%	2.68%	2.53%	2.16%
Portfolio turnover rate	72%	96%	90%	96%	105%
Net assets, end of period (x 1,000,000)	$281	$304	$296	$277	$260

1
Calculated based on the average shares outstanding during the period.

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Australia 3.0%
Abacus Property Group	449,672	938,132
Dexus	84,843	582,008
Goodman Group	79,951	1,021,764
Growthpoint Properties Australia Ltd.	560,002	1,355,963
Ingenia Communities Group	157,446	592,321
Stockland	1,242,934	3,971,407
		8,461,595

Austria 0.9%
IMMOFINANZ AG *	132,554	2,651,782

Brazil 0.5%
BR Malls Participacoes S.A. *	35,230	52,491
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	191,082	845,586
Direcional Engenharia S.A.	170,622	390,614
Even Construtora e Incorporadora S.A.	118,200	210,703
		1,499,394

Canada 2.9%
Artis Real Estate Investment Trust	287,877	2,544,881
Boardwalk Real Estate Investment Trust	93,551	2,700,820
Dream Industrial Real Estate Investment Trust	165,660	1,676,647
Granite Real Estate Investment Trust	19,029	1,090,063
		8,012,411

China 2.7%
Agile Group Holdings Ltd.	2,350,000	3,318,825
Central China Real Estate Ltd.	1,658,000	740,927
China Vanke Co., Ltd., H Shares	125,600	532,458
K Wah International Holdings Ltd.	2,195,000	1,128,413
Powerlong Real Estate Holdings Ltd.	2,452,000	1,857,852
		7,578,475

France 1.1%
Covivio	12,681	1,065,089
Klepierre S.A.	17,755	417,517
Mercialys S.A.	56,675	616,245
Unibail-Rodamco-Westfield	12,280	904,116
		3,002,967

Germany 4.2%
Deutsche Wohnen SE	51,548	2,422,906
DIC Asset AG	196,834	3,514,374
LEG Immobilien AG	17,231	2,350,942
Sirius Real Estate Ltd	305,888	394,683
Security	Number of Shares	Value ($)
TAG Immobilien AG *	13,075	371,388
Vonovia SE	41,428	2,638,514
		11,692,807

Hong Kong 9.7%
Champion REIT	2,314,726	1,355,255
China Overseas Grand Oceans Group Ltd.	807,000	443,418
CK Asset Holdings Ltd.	633,646	3,724,299
Gemdale Properties & Investment Corp., Ltd.	19,023,226	2,942,857
Link REIT	137,873	1,301,449
Longfor Group Holdings Ltd.	727,954	4,314,757
Shenzhen Investment Ltd.	5,046,000	1,817,216
Shimao Group Holdings Ltd.	633,500	2,086,083
Sino Land Co., Ltd.	1,757,841	2,658,801
Sun Hung Kai Properties Ltd.	117,000	1,899,080
Yuexiu Property Co., Ltd.	21,630,000	4,798,408
		27,341,623

Italy 0.2%
Immobiliare Grande Distribuzione SIIQ S.p.A.	160,424	672,334

Japan 11.1%
Activia Properties, Inc.	405	1,783,678
Daiwa Office Investment Corp.	372	2,556,385
Daiwa Securities Living Investments Corp.	3,249	3,179,101
Global One Real Estate Investment Corp.	338	372,857
Goldcrest Co., Ltd.	92,300	1,456,007
Hankyu Hanshin REIT, Inc.	2,114	2,961,180
Hulic Co., Ltd.	105,800	1,182,130
Ichigo Office REIT Investment Corp.	490	403,798
Invincible Investment Corp.	1,796	736,109
Japan Excellent, Inc.	2,537	3,280,069
Japan Hotel REIT Investment Corp.	2,127	1,332,161
Japan Logistics Fund, Inc.	1,011	2,969,275
Kenedix Retail REIT Corp.	812	2,072,810
Mitsubishi Estate Co., Ltd.	155,548	2,706,882
Mitsui Fudosan Co., Ltd.	5,506	125,221
NIPPON REIT Investment Corp.	186	692,941
Orix JREIT, Inc.	207	354,544
Sumitomo Realty & Development Co., Ltd.	87,702	3,042,999
		31,208,147

Luxembourg 2.4%
Aroundtown S.A.	297,726	2,164,929
Grand City Properties S.A.	186,578	4,570,403
		6,735,332

Schwab Global Real Estate Fund  |  Annual Report
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Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Malaysia 0.2%
Mah Sing Group Bhd	3,073,100	596,914

Mexico 0.5%
Concentradora Fibra Danhos S.A. de C.V.	433,025	530,493
Macquarie Mexico Real Estate Management S.A. de C.V.	778,467	939,176
		1,469,669

Netherlands 0.5%
Eurocommercial Properties N.V. CVA *	34,879	739,370
NSI N.V.	9,424	381,207
Wereldhave N.V. *	24,989	418,397
		1,538,974

Philippines 0.7%
Megaworld Corp. (a)	15,492,900	1,157,475
Robinsons Land Corp. (a)	1,965,500	795,018
		1,952,493

Singapore 3.4%
ARA LOGOS Logistics Trust	546,100	293,766
Ascendas Real Estate Investment Trust	836,954	1,830,597
ESR-REIT	4,253,300	1,224,458
Frasers Centrepoint Trust	1,000	1,883
Keppel DC REIT	510,800	1,041,465
UOL Group Ltd.	747,100	4,114,364
Yanlord Land Group Ltd.	1,067,100	916,172
		9,422,705

Spain 0.2%
Merlin Properties Socimi S.A.	42,008	434,184

Sweden 3.3%
Atrium Ljungberg AB, B Shares	18,361	346,409
Castellum AB	12,395	288,939
Fastighets AB Balder, B Shares *	20,032	957,331
Kungsleden AB	288,380	2,952,585
Nyfosa AB *	501,724	4,821,571
		9,366,835

United Kingdom 4.9%
Big Yellow Group plc	2,875	45,658
Civitas Social Housing plc	1,570,952	2,358,457
Land Securities Group plc	89,652	831,402
LondonMetric Property plc	987,038	3,011,221
LXI REIT plc	871,685	1,541,464
Regional REIT Ltd.	284,678	303,409
Safestore Holdings plc	338,021	3,762,286
Segro plc	145,011	1,840,844
The British Land Co., plc	3,531	24,136
		13,718,877

United States 47.0%
Alexander & Baldwin, Inc.	127,139	2,221,118
Alexandria Real Estate Equities, Inc.	3,646	582,230
American Homes 4 Rent, Class A	188,276	5,862,915
American Tower Corp.	6,603	1,427,106
Security	Number of Shares	Value ($)
Apartment Income REIT Corp.	14,033	573,669
Apartment Investment & Management Co., Class A	14,033	66,797
Apple Hospitality REIT, Inc.	90,758	1,293,302
AvalonBay Communities, Inc.	6,610	1,161,708
CareTrust REIT, Inc.	120,000	2,661,600
Chatham Lodging Trust *	96,681	1,346,766
Corporate Office Properties Trust	167,803	4,362,878
Cousins Properties, Inc.	129,373	4,339,170
CyrusOne, Inc.	33,488	2,197,817
Digital Realty Trust, Inc.	16,705	2,250,665
Duke Realty Corp.	74,410	2,920,593
EastGroup Properties, Inc.	19,000	2,586,090
Equinix, Inc.	1,915	1,241,571
Equity LifeStyle Properties, Inc.	52,552	3,239,831
Equity Residential	24,474	1,600,844
Extra Space Storage, Inc.	27,797	3,494,083
First Industrial Realty Trust, Inc.	4,157	177,545
Franklin Street Properties Corp.	116,500	577,840
Gaming & Leisure Properties, Inc.	56,035	2,487,954
Getty Realty Corp.	102,099	2,856,730
Global Net Lease, Inc.	129,628	2,408,488
Healthcare Realty Trust, Inc.	89,901	2,594,543
Highwoods Properties, Inc.	11,100	443,556
Host Hotels & Resorts, Inc.	149,663	2,482,909
Independence Realty Trust, Inc.	57,900	812,916
Innovative Industrial Properties, Inc.	640	124,800
Invitation Homes, Inc.	169,161	4,929,352
Kimco Realty Corp.	71,935	1,318,569
Lexington Realty Trust	111,711	1,197,542
Life Storage, Inc.	8,331	698,971
Mid-America Apartment Communities, Inc.	54,214	7,304,252
National Retail Properties, Inc.	18,778	823,228
National Storage Affiliates Trust	93,191	3,592,513
Office Properties Income Trust	99,005	2,503,836
Omega Healthcare Investors, Inc.	76,040	2,824,126
One Liberty Properties, Inc.	4,752	101,740
Physicians Realty Trust	51,681	878,577
Piedmont Office Realty Trust, Inc., Class A	107,385	1,831,988
Plymouth Industrial REIT, Inc.	51,300	765,396
Prologis, Inc.	135,234	13,397,632
Public Storage	16,779	3,925,279
QTS Realty Trust, Inc., Class A	33,709	2,094,003
Realty Income Corp.	1,500	90,390
Regency Centers Corp.	34,450	1,887,171
Retail Value, Inc.	68,900	1,150,630
Sabra Health Care REIT, Inc.	74,704	1,286,403
Service Properties Trust	205,972	2,644,681
Simon Property Group, Inc.	41,491	4,685,164
SL Green Realty Corp.	7,190	496,613
Sunstone Hotel Investors, Inc.	30,804	406,921
UMH Properties, Inc.	100,975	1,723,643
Universal Health Realty Income Trust	18,708	1,158,961
Ventas, Inc.	14,900	788,210
VEREIT, Inc.	7,762	302,718
VICI Properties, Inc.	61,407	1,750,100
Weingarten Realty Investors	25,300	642,367
Welltower, Inc.	32,486	2,205,799
Whitestone REIT	184,424	1,724,364
WP Carey, Inc.	8,384	574,639
		132,103,812
Total Common Stock
(Cost $257,441,137)		279,461,330

Schwab Global Real Estate Fund  |  Annual Report
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Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2021 (continued)

Security	Number of Shares	Value ($)
Rights 0.0% of net assets

United Kingdom 0.0%
LXI REIT plc expires 03/10/21 *(a)	100,579	3,503
Total Rights
(Cost $—)		3,503
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Brown Brothers Harriman
Australian Dollar
(0.06%), 03/01/21 (b)(c)	251,939	193,854
South African Rand
2.80%, 03/01/21 (b)	6	1
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Skandinaviska Enskilda Banken
U.S. Dollar
0.01%, 03/01/21 (b)	558,827	558,827
Total Short-Term Investments
(Cost $752,682)		752,682
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	The rate shown is the current daily overnight rate.
(c)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2021 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$143,085,286	$—	$—	$143,085,286
Australia	—	8,461,595	—	8,461,595
Austria	—	2,651,782	—	2,651,782
China	—	7,578,475	—	7,578,475
France	—	3,002,967	—	3,002,967
Germany	—	11,692,807	—	11,692,807
Hong Kong	—	27,341,623	—	27,341,623
Italy	—	672,334	—	672,334
Japan	—	31,208,147	—	31,208,147
Luxembourg	—	6,735,332	—	6,735,332
Malaysia	—	596,914	—	596,914
Netherlands	—	1,538,974	—	1,538,974
Philippines	—	—	1,952,493	1,952,493
Singapore	—	9,422,705	—	9,422,705
Spain	—	434,184	—	434,184
Sweden	—	9,366,835	—	9,366,835
United Kingdom	303,409	13,415,468	—	13,718,877
Rights [1]
United Kingdom	—	—	3,503	3,503
Short-Term Investments[1]	—	752,682	—	752,682
Total	$143,388,695	$134,872,824	$1,955,996	$280,217,515
[1]	As categorized in Portfolio Holdings.

Schwab Global Real Estate Fund  |  Annual Report
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Schwab Global Real Estate Fund
Statement of Assets and Liabilities

As of February 28, 2021
Assets
Investments in unaffiliated issuers, at value (cost $258,193,819)		$280,217,515
Receivables:
Investments sold		2,529,060
Fund shares sold		417,398
Dividends		378,258
Foreign tax reclaims		124,202
Prepaid expenses	+	18,915
Total assets		283,685,348
Liabilities
Payables:
Investments bought		1,798,898
Investment adviser and administrator fees		153,379
Shareholder service fees		52,872
Fund shares redeemed		334,806
Accrued expenses	+	116,604
Total liabilities		2,456,559
Net Assets
Total assets		283,685,348
Total liabilities	–	2,456,559
Net assets		$281,228,789
Net Assets by Source
Capital received from investors		289,335,913
Total distributable loss		(8,107,124)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$281,228,789		39,425,951		$7.13

Schwab Global Real Estate Fund  |  Annual Report
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Schwab Global Real Estate Fund
Statement of Operations

For the period March 1, 2020 through February 28, 2021
Investment Income
Dividends (net of foreign withholding tax of $483,278)		$8,607,992
Interest	+	316
Total investment income		8,608,308
Expenses
Investment adviser and administrator fees		2,011,958
Shareholder service fees		636,227
Professional fees		59,166
Portfolio accounting fees		57,140
Custodian fees		39,031
Shareholder reports		35,675
Registration fees		32,154
Independent trustees’ fees		14,281
Transfer agent fees		5,431
Other expenses	+	13,573
Total expenses		2,904,636
Expense reduction by CSIM and its affiliates	–	160,560
Net expenses	–	2,744,076
Net investment income		5,864,232
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(30,527,455)
Net realized losses on futures contracts		(114,071)
Net realized losses on foreign currency transactions	+	(11,850)
Net realized losses		(30,653,376)
Net change in unrealized appreciation (depreciation) on investments		16,891,611
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	12,861
Net change in unrealized appreciation (depreciation)	+	16,904,472
Net realized and unrealized losses		(13,748,904)
Decrease in net assets resulting from operations		($7,884,672)

Schwab Global Real Estate Fund  |  Annual Report
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Schwab Global Real Estate Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-2/28/21		3/1/19-2/29/20
Net investment income		$5,864,232	$7,447,999
Net realized gains (losses)		(30,653,376)	23,562,288
Net change in unrealized appreciation (depreciation)	+	16,904,472	(15,014,045)
Increase (decrease) in net assets from operations		(7,884,672)	15,996,242
Distributions to Shareholders
Total distributions		($8,147,461)	($23,360,531)

Transactions in Fund Shares
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,220,916	$50,837,189	4,975,396	$40,136,117
Shares reinvested		1,040,759	6,972,972	2,435,738	19,405,100
Shares redeemed	+	(10,256,009)	(64,799,741)	(5,420,481)	(43,678,875)
Net transactions in fund shares		(994,334)	($6,989,580)	1,990,653	$15,862,342
Shares Outstanding and Net Assets
		3/1/20-2/28/21		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		40,420,285	$304,250,502	38,429,632	$295,752,449
Total increase (decrease)	+	(994,334)	(23,021,713)	1,990,653	8,498,053
End of period		39,425,951	$281,228,789	40,420,285	$304,250,502

Schwab Global Real Estate Fund  |  Annual Report
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Schwab Global Real Estate Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Global Real Estate Fund is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Global Real Estate Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab High Yield Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab 1000 Index® Fund
Schwab Global Real Estate Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 28, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances, however, interest rates may be negative due to overnight rates at the central bank of the denominated currency. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes accrued as of February 28, 2021, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.

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Schwab Global Real Estate Fund
Financial Notes (continued)

3. Risk Factors (continued):
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance maybe adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not

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Schwab Global Real Estate Fund
Financial Notes (continued)

3. Risk Factors (continued):
correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives transactions, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Short Sales Risk. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of CSIM (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 1.05%.

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Schwab Global Real Estate Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of February 28, 2021:
Schwab Target Funds:
Schwab Target 2010 Fund	0.4%
Schwab Target 2015 Fund	0.5%
Schwab Target 2020 Fund	3.7%
Schwab Target 2025 Fund	5.6%
Schwab Target 2030 Fund	11.8%
Schwab Target 2035 Fund	6.9%
Schwab Target 2040 Fund	15.7%
Schwab Target 2045 Fund	3.2%
Schwab Target 2050 Fund	3.1%
Schwab Target 2055 Fund	2.1%
Schwab Target 2060 Fund	0.5%
Schwab Target 2065 Fund	0.0%*
Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.2%
Schwab Monthly Income Fund — Enhanced Payout	1.8%
Schwab Monthly Income Fund — Maximum Payout	1.1%
*	Less than 0.05%.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.

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Schwab Global Real Estate Fund
Financial Notes (continued)

6. Borrowing from Banks (continued):
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2021, the month-end average notional amounts of futures contracts held by the fund was $1,026,735 and the month-end average number of contracts held was 8.

8. Purchases and Sales of Investment Securities:
For the period ended February 28, 2021, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$189,173,319	$195,234,027

9. Federal Income Taxes:
As of February 28, 2021, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$263,287,642
Gross unrealized appreciation	$34,365,701
Gross unrealized depreciation	(17,435,828)
Net unrealized appreciation (depreciation)	$16,929,873
As of February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$6,411,881
Net unrealized appreciation (depreciation) on investments	16,929,873
Net other unrealized appreciation (depreciation)	4,883
Capital loss carryforwards and other losses	(31,453,761)
Total	($8,107,124)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFICs). The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2021, the fund had capital loss carryforwards of $31,453,761 with no expiration available to offset future net capital gains.

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Schwab Global Real Estate Fund
Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current fiscal year end distributions
Ordinary income	$3,763,837
Long-term capital gains	4,383,624
Prior fiscal year end distributions
Ordinary income	$22,053,016
Long-term capital gains	1,307,515
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of February 28, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 28, 2021, the fund did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the fund for the past two fiscal years, the years ended February 28, 2019 and February 29, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Global Real Estate Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Global Real Estate Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Global Real Estate Fund (the “Fund”), one of the funds constituting Schwab Investments, as of February 28, 2021, the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended February 29, 2020 and the financial highlights for each of the four years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 16, 2020, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
April 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

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Schwab Global Real Estate Fund
Other Federal Tax Information (unaudited)

For the fiscal year ended February 28, 2021, the fund designated $902,864 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS Form 1099 of the amounts for use in preparing their 2021 income tax return.
The fund may elect to pass on the benefits of the foreign tax credit of $401,021 to its shareholders for the fiscal year ended February 28, 2021. The respective foreign source income of the fund is $5,839,831.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $4,383,624 as long-term capital gain dividends for the fiscal year ended February 28, 2021.
For the fiscal year ended February 28, 2021, the fund designates $1,970,811 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.

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Schwab Global Real Estate Fund
Liquidity Risk Management Program  (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees (the “Board”) has designated the Fund’s investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Fund’s Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing the Fund’s liquidity risk.

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Schwab Global Real Estate Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None

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Schwab Global Real Estate Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

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Schwab Global Real Estate Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index   An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Global Real Estate Fund  |  Annual Report

Notes

Schwab Global Real Estate Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2021 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR41206-13
00258635

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of eight operational series. One series has a fiscal year-end of the last day of February, whose annual financial statements are reported in Item 1; six series have a fiscal year-end of August 31; and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eight operational series during 2020/2021 and the seven operational series during 2019/2020, based on their respective 2020/2021 and 2019/2020 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees		(b)Audit-Related Fees		(c) Tax Fees[1]		(d) All Other Fees
Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019
$259,000	$356,705	$0	$0	$24,800	$33,281	$0	$0

[1]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2020/2021: $4,326,956	2019/2020: $33,281

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments – Schwab Global Real Estate Fund

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	April 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	April 16, 2021

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	April 16, 2021